UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



     Delaware                          0-26224                    51-0317849
(State or other jurisdiction of (Commission File Number)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On December 22, 2005, Integra LifeSciences Holdings Corporation (the "Company") entered into a credit agreement with a syndicate of lending banks, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank FSB and SunTrust Bank, as Co-Syndication Agents, and Royal Bank of Canada and Wachovia Bank, National Association, as Co-Documentation Agents.

The credit agreement provides for a $200 million revolving credit facility, subject to increase to $250 million, which is available for borrowings and the issuance of standby letters of credit. It will mature on December 22, 2010. As of the date hereof, the Company has no direct borrowings outstanding under the credit facility.

The indebtedness under the credit facility is guaranteed by all but one of the Company's domestic subsidiaries. The Company's obligations under the credit facility and the guarantees of the guarantors are secured by a first-priority security interest in all present and future capital stock of (or other ownership or profit interest in) each guarantor and substantially all of the Company's and the guarantors' other assets, other than real estate, intellectual property and capital stock of foreign subsidiaries.

Borrowings under the credit facility bear interest, at the Company's option, at a rate equal to (i) the Eurodollar Rate (as defined in the credit facility) in effect from time to time plus the applicable rate (ranging from 0.75% to 1.5%) or (ii) the higher of (x) the weighted average overnight Federal funds rate, as published by the Federal Reserve Bank of New York, plus 0.5%, and (y) the prime commercial lending rate of Bank of America, N.A. (the "Base Rate") plus the applicable rate (ranging from 0% to 0.5%). The applicable rates are based on the Company's pricing ratio (defined as the ratio of (a) consolidated funded indebtedness plus cash and cash equivalents in excess of $40 million that is not subject to any restriction on the use or investment thereof to (b) consolidated EBITDA) at the time of the applicable borrowing.

The Company will also pay an annual commitment fee (ranging from 0.15% to 0.25%, based on the Company's pricing ratio) on the daily amount by which the commitments under the credit facility exceed the outstanding loans and letters of credit under the credit facility.

The credit facility requires the Company to maintain the following financial covenants (the definitions of the financial terms are set forth in the credit agreement):

o a maximum consolidated total leverage ratio (defined as the ratio of consolidated funded indebtedness to consolidated EBITDA);

o a maximum consolidated senior leverage ratio (defined as the ratio of (a) consolidated funded indebtedness less the outstanding principal amount of the Company's outstanding convertible notes and all indebtedness that is expressly subordinated to indebtedness under the credit facility to (b) consolidated EBITDA);


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o        a minimum consolidated fixed charge coverage ratio (defined as the ratio of (a) consolidated EBITDA plus rental expense minus consolidated capital expenditures not financed by indebtedness to (b) the sum of (i) consolidated cash interest charges, (ii) consolidated scheduled debt payments, (iii) consolidated cash taxes and (iv) rental expense); and

o a minimum liquidity ratio (defined as the sum of (i) cash and cash equivalents not subject to any restriction regarding the use or investment thereof and (ii) the aggregate commitments, less any amounts outstanding, under the credit agreement) from the date that is three months prior to the maturity date of the Company's outstanding convertible notes to the date the convertible notes have been repaid or refinanced.

The credit facility also contains customary affirmative and negative covenants, including those that, subject to specified exceptions, restrict the Company's and its subsidiaries' ability to:

o        incur additional debt;

o        incur liens;

o        make investments;

o        merge with or acquire other companies, liquidate or dissolve;

o        sell or dispose of assets, including equity interests;

o        repurchase stock and pay dividends;

o        engage in transactions with affiliates;

o engage in businesses that are not an ancillary, related or complementary line of business; and

o        enter into sale and leaseback transactions.

The credit facility contains customary events of default, including nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects; cross default and cross acceleration; bankruptcy, dissolution and insolvency events; material judgments; ERISA events; actual or asserted invalidity of the guarantees or the loan documents; a change of control of the Company; and the occurrence of a material adverse effect. Some of these events of default allow for grace periods and materiality concepts.

Bank of America, N.A. and PNC Bank National Association, both lenders under the credit facility, and their respective affiliates have performed investment banking, financial advisory and/or commercial banking services for the Company and its affiliates from time to time, for which they have received customary compensation, and may do so in the future.

A copy of the Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Credit Agreement, dated as of December 22, 2005, among Integra LifeSciences Holdings Corporation, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank FSB and SunTrust Bank, as Co-Syndication Agents, and Royal Bank of Canada and Wachovia Bank, National Association, as Co-Documentation Agents

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

        Date: December 29, 2005       By: /s/ Stuart M. Essig
                                          -----------------------------
                                          Stuart M. Essig
                                          President and Chief Executive Officer
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                                 Exhibit Index
Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Credit Agreement, dated as of December 22, 2005, among Integra LifeSciences Holdings Corporation, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Royal Bank of Citibank FSB and SunTrust Bank, as Co-Syndication Agents, Canada and Wachovia Bank, National Association, as Co-Documentation Agents